Exhibit 99.4

                       NOTICE OF GUARANTEED DELIVERY

                               FOR TENDER OF
                    $100,000,000 IN PRINCIPAL AMOUNT OF
                        9  3/4 % SENIOR NOTES DUE 2008
              (PRINCIPAL AMOUNT $1,000 PER 9  3/4 % SENIOR NOTE)

                                    OF

                          GRANT GEOPHYSICAL, INC.

     This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to tender under the Exchange Offer (as defined below) if (i) certificates for the Company's (as defined below) 9 3/4 % Senior Notes due 2008 (the "Notes") are not immediately available, (ii) Notes, the Letter of Transmittal and Consent Form and all other required documents cannot be delivered to LaSalle Bank National Association (the "Exchange Agent") at or prior to the Expiration Time (as defined in the Prospectus referred to below) or (iii) the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission to the Exchange Agent. See "The Exchange Offer and Consent Solicitation - Terms of the Exchange Offer - Guaranteed Delivery Procedures" in the Prospectus. In addition, in order to utilize the guaranteed delivery procedure to tender Notes, a completed, signed and dated Letter of Transmittal and Consent Form relating to the Notes (or facsimile thereof) must also be received by the Exchange Agent within five business days after the Expiration Date. Capitalized terms not defined herein have the meanings assigned to them in the Prospectus.

  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER AND CONSENT SOLICITATION IS:

                     LaSalle Bank National Association

                 BY MAIL/HAND DELIVERY/OVERNIGHT DELIVERY:
                     LaSalle Bank National Association
                 Corporate Trust Administrator, Room 1960
                         135 South LaSalle Street
                             Chicago, IL 60603
                            Attn: Sarah K. Webb

                              VIA FACSIMILE:
                              (312) 904-2236

                           CONFIRM BY TELEPHONE:
                              (312) 904-2444

                           FOR INFORMATION CALL:
                              (312) 904-2444

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

     The undersigned hereby tenders to Grant Geophysical, Inc., a Delaware company (the "Company"), upon the terms and subject to the conditions of the offer to exchange $100,000,000 in principal amount of 9 3/4 % Senior Notes due 2008, plus accrued and unpaid interest thereon, for shares of 8% Convertible Preferred Stock with a liquidation value of $65,000,000 plus accrued and unpaid interest on the Notes (the "Exchange Offer"), as set forth in the Prospectus dated ______, 1999 and the related Letter of Transmittal and Consent Form, the aggregate principal amount of Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer - Terms of the Exchange Offer - Guaranteed Delivery Procedures."

     The undersigned understands and acknowledges that the Exchange Offer will expire at 5:00 p.m., New York City time, on ______, 1999 (the "Expiration Time"), unless extended by the Company.

     All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.


                       DESCRIPTION OF NOTES TENDERED

                                                    AGGREGATE
                                                    PRINCIPAL
CERTIFICATE NUMBER(S) (IF KNOWN)                    AMOUNT       PRINCIPAL
OF NOTES OR ACCOUNT                                 REPRESENTED  AMOUNT
NUMBER AT THE BOOK-ENTRY TRANSFER FACILITY          BY NOTES     TENDERED


                                                         TOTAL:





                         PLEASE SIGN AND COMPLETE


Signature(s):____________________ Name(s):____________________________

_________________________________ ____________________________________


Address:_________________________ Capacity (full title), if signing

_________________________________ in a representative
                     (Zip Code)   capacity:___________________________



Area Code and Telephone Number:

_________________________________ Taxpayer Identification or Social
                                  Security Number:
Dated:___________________________ ___________________________________

                                 GUARANTEE

                 (NOT TO BE USED FOR SIGNATURE GUARANTEE)



     The  undersigned,  a firm or other entity identified in  Rule  17Ad-15 under the Securities Exchange  Act  of  1934,  as  amended, as an "eligible guarantor institution," including (as such terms are  defined therein): (i)

a  bank;  (ii)  a  broker,  dealer, municipal securities broker,  municipal securities  dealer, government  securities  broker,  government  securities dealer;  (iii)  a  credit  union;  (iv)  a  national  securities  exchange,

registered  securities  association  or  learning  agency; or (v) a savings association  that  is  a  participant in a Securities Transfer  Association recognized program (each of the foregoing being referred to as an "Eligible

Institution"), hereby guarantees  to  deliver to the Exchange Agent, at one of its addresses set forth above, the Notes  tendered hereby in proper form for transfer, or confirmation of the book-entry  transfer  of such Notes to the  Exchange Agents account at The Depository Trust Company,  pursuant  to the procedures  for  book-entry  transfer  set  forth in the Prospectus, in either case together with one or more properly completed  and duly executed

Letter(s)  of Transmittal and Consent Form (or facsimile thereof)  and  any other required  documents  within  five  business  days  after  the date of execution of this Notice of Guaranteed Delivery.



     The  undersigned  acknowledges  that it must deliver the Letter(s)  of

Transmittal and Consent Form and the Notes  tendered hereby to the Exchange

Agent within the time period set forth above  and  that  failure  to  do so could result in a financial loss to the undersigned.





                            ______________________________________________
                                           (Name of Firm)

                            Sign here:____________________________________
                                       (Authorized Signature)

                            Name:   ______________________________________
                                       (Please type or print)

                            Title:  ______________________________________

                            ______________________________________________
                                  (Area Code and Telephone Number)

                            ______________________________________________


Dated: ___________, 1999    ______________________________________________
                                   Address                       Zip Code


NOTE: DO NOT SEND CERTIFICATES FOR NOTES WITH THIS FORM.   CERTIFICATES FOR
      NOTES SHOULD ONLY  BE  SENT  WITH  YOUR LETTER OF TRANSMITTAL AND
      CONSENT FORM.